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                          AMERICA SERVICE GROUP INC.

                          NON-QUALIFIED STOCK OPTION

      THIS NON-QUALIFIED STOCK OPTION, is granted this 18th day of December, 1996, by America Service Group Inc., a Delaware corporation (the "Company"), to Bruce A. Teal (the "Optionee").

                                  WITNESSETH:

      WHEREAS, the Board of Directors of the Company is of the opinion that the interests of the Company and its subsidiaries will be advanced by encouraging and enabling those employees of the Company and its subsidiaries, upon whose judgment, initiative and efforts the Company is largely dependent for successful conduct of the business of the Company and its subsidiaries, to acquire or increase their proprietary interest in the Company, thus providing them with a more direct stake in its welfare and therefore assuring a closer identification of their interests with those of the Company; and

      WHEREAS, the Board believes that the acquisition of such an interest in the Company will stimulate such employees and strengthen their desire to remain with the Company or one of its subsidiaries;

      NOW, THEREFORE, in consideration of the premises and of the services to be performed by the Optionee under paragraph 2 hereunder, the Company hereby grants this non-qualified stock option to the Optionee on the terms hereinafter expressed.

      1. Option Grant. The Company hereby grants to the Optionee an option to purchase a total of seventeen thousand (17,000) shares of Common Stock of the Company at an option exercise price of $9.3125 per share, being not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant hereof. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986.

      2. Time of Exercise. This option may be exercised (in the manner provided in paragraph 3 hereof) in whole or in part, and from time to time after the date hereof, subject to the following limitations:

            (a) The options may not be exercised under the terms herein until the first date set forth herein. It may then be exercised to a maximum cumulative extent of 33% of the total shares covered by this option on and after December 18,

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                  1998; and 33% of the total shares on December 18, 1998; and
                  34% of the total shares on December 18, 1999.

            (b) This option may not be exercised after the earliest to occur of any of the following:

                  (i) more than ninety (90) days after the termination of the Optionee's employment with the Company or one of its subsidiaries for any reason other than retirement, permanent disability or death (and then only to the extent the Optionee could have exercised this option on the date of termination); or

                  (ii) more than one hundred eighty (180) days after the termination of the Optionee's employment with the Company or one of its subsidiaries as a result of retirement or permanent disability (and then only to the extent the optionee could have exercised this option on the date of termination); or

                  (iii) more than one year after Optionee's death if death
                        occurs while the Optionee is employed by the Company or one of its subsidiaries (and then only to the extent the Optionee could have exercised this option on the date of his death); or

                  (iv)  in any event more than 10 days from the date of grant.

      3. Method of Exercise. This option may be exercised only by notice in writing delivered to the Treasurer of the Company and accompanied by:

            (a) The full purchase price of the shares purchased payable by a certified or cashier's check payable to the order of the Company and/or certificates of Common Stock of the Company (which have been held by the Optionee for at least six months) equal in value (based on their Fair Market Value on the date of surrender) to such purchase price or the portion thereof so paid; and

            (b) Such other documents or representations (including without limitation representations as to the intention of the Optionee, or the purchase under paragraph 4 below, to acquire the shares for investment) as the Company may reasonably request in order to comply with securities, tax or other laws then applicable to the exercise of the option.


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            In the discretion of the Company, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. In addition the Company may, in its discretion and subject to such rules as it may adopt as are necessary to prevent the withholding from being subject to Section 16(b) of the Securities Exchange Act of 1934, permit the Optionee to satisfy any tax withholding obligation associated with the exercise of this option, in whole or in part, by electing to have the Company withhold from the shares otherwise deliverable as a result of such option exercise shares of Common Stock having a value (based on their Fair Market Value on the date of delivery) equal to the amount required to be withheld.

      4. Non-Transferability Death. This option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee's lifetime only by him. If the Optionee dies while in the employ of the Company or one of its subsidiaries, this option may be exercised during the period described in paragraph 2(b)(iii) (but not later than 10 years from the date hereof under 2(b)(iv)) by his estate or the person to whom the option passes by will or the laws of descent and distribution, but only to the extent that the Optionee could have exercised this option on the date of his death.

      5. Registration. The Company shall not be required to issue or deliver any certificates for its Common Stock purchased upon the exercise of this option prior to the admission of such shares to listing on any stock exchange on which shares may at that time be listed. In the event of the exercise of this option with respect to any shares subject hereto, the Company shall make prompt application for such listing. If at any time during the option period the Company shall be advised by its counsel that shares deliverable upon exercise of the option are required to be registered under the Federal Securities Act of 1933, as amended, or that delivery of the shares must be accompanied or preceded by a prospectus meeting the requirements of the Act, the Company will use its best efforts to effect such registration or provide such prospectus not later than a reasonable time following each exercise of this option, but delivery of shares by the Company may be deferred until registration is effected or a prospectus available. The Optionee shall have no interest in shares covered by this option until certificates for the shares are issued.

      6. Adjustments. If the Company shall at any time change the number of shares of its Common Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares then remaining subject to

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            purchase hereunder shall be changed in proportion to such change in issue shares and the option price per share shall be adjusted so that the total consideration payable to the Company upon the purchase of all shares not theretofore purchased shall not be changed. In the case of any merger, consolidation or combination of the Company with or into another corporation, other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), the Optionee shall have the right (subject to any limitation applicable to this option) thereafter and during the term of this option, to receive upon exercise hereof the Acquisition Consideration (as defined below) receivable upon such Acquisition by a holder of the number of shares of Common Stock which might have been obtained upon exercise of this option or portion hereof, as the case may be, immediately prior to such Acquisition. The term "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one share of Common Stock of the Company upon consummation of an Acquisition.

      7. Subject to Plan. This option is granted subject to all of the terms and conditions set forth in the Company's Incentive Stock Plan (the "Plan") adopted in 1991 and amended May 23, 1996. Any capitalized terms not defined herein shall be subject to the definitions set forth in the Plan.


      IN WITNESS WHEREOF, the Company has caused this non-qualified stock option to be executed on the date first above written.

                                    AMERICA SERVICE GROUP INC.



                                    By: ___________________________________
                                          Scott L. Mercy    Dated:

Receipt is hereby acknowledged:     Attest:

                                                            (SEAL)

________________________________    _______________________________________
Optionee          Dated:            Michael Catalano        Dated:

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